

Corporate Presentation

Sino Gas International Holdings, Inc.

Safe Harbor Statement

Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

The forward-looking statements contained in this presentation are made only of this date, and Sino Gas International Holdings is under no obligation to revise or update these forward-looking statements.

Equity Snapshot

OTC BB:	SGAS
Price (02/06/2008):	$3.50
Market Cap:	$105 mil
Shares Outstanding:	30.14 mil
Float:	0.48 mil
Revenues* (FY07):	$20 mil
Net Profit* (FY07):	$7.9 mil

Source: Reuters, Company SEC filings
** Unaudited management estimate*

Company Overview

- Headquartered in Beijing, PR China
- Builds, owns and operates gas distribution systems in China
- Owns exclusive rights to distribute natural gas in 24 cities
- Serves over 100,000 connected households
- Plans to expand in existing markets and penetrate new cities





Recent Corporate History



Jan 2008: Signed framework agreement for the acquisition of Baoding Gas Co.

Nov 2007: Hired E&Y for Sarbanes-Oxley compliance

Sep 2007: Completed private placement financing generating $18.8 million in gross proceeds

July 2007: Acquired Baishan Gas Co., Ltd., with 8,000 connected households and one gas station, and an estimated 30,000 households to be connected in the next three years

June 2007: Acquired Guannan Zhongyuan Natural Gas Co., Ltd., adding 3,951 customers, with 3,240 households to be connected in 2007 and 4,360 households to be connected in 2008 in Guannan County



Natural Gas Facts in China

Only about 200* out of 3200** cities in China use natural gas

Gas accounts for 3%** of energy consumption compared to 23%*** world average

Government is promoting natural gas to replace other energy sources in urban areas

A vast number of Chinese cities remain untapped for the natural gas distribution industry

* *Company estimate*
** *Includes county and city-level municipalities. National Bureau of Statistics of China (NBSC)*
*** *Energy Information Administration (EIA)*

Natural Gas Distribution Outlook

270 cities are expected to be supplied by natural gas by 2010, up from 140 in 2005

Natural gas consumption is projected to grow from 3% of total energy consumed in 2004 to 10% in 2020

Municipalities are expected to account for 35% of total natural gas consumption in 2020

Chinese Municipal Natural Gas Demand Forecast
(Billion m^3)



CAGR: 10.3%
70
60
50
40
30
20
10
0
16
70
2005
2020

Source: Merrill Lynch research report

Natural Gas Industry in China

The government is making significant investments to develop natural gas distribution infrastructure throughout the country

- Building backbone pipelines across China for NG access by big cities
- Building LNG terminals to ensure sufficient supply
- Due to capital constraints and huge market potential, government grants 25-30 year exclusive concession rights to encourage private and foreign investment
- Many small- to mid-sized cities away from major pipelines have no access to NG



LNG Terminal Constructed
LNG Terminal Approved
LNG Terminal Proposed
Natural Gas Pipeline
Proposed NG Pipeline
Coal Port
Net Coal Exporter
Net Coal Importer

Source: EIA, 2006

Investment Highlights

- Fast growing player in the expanding Chinese gas distribution industry
- Long term access to natural gas supplies
- Multi-year growth opportunity
- Experienced management
- Strong financial condition
- Attractive valuation

Sino Gas Business Model

Acquire or establish a natural gas distribution system in a new city using 25-30 year concession rights

Revenues come from connection fees that usually cover acquisition and construction costs, and gas sales that provide constant cash flow

Acquire and develop natural gas distribution systems in over 1,000 cities throughout China

Sino Gas Operation Model

- Company either builds pipelines from LNG terminals to urban areas or uses own trucks to transport NG
- Distributes using CNG trucks within 300km reach away from gas source and LNG trucks with no distance limits
- Has a large capital investment in building stations and pipelines in urban areas
- Collects one-time connection fees from real estate developers


Pressure Regulating and
Storage Station
Natural Gas Field
or
CNG/LNG Trucks
Assets Owned by Sino Gas
Long Distance Pipeline
Main Pipeline
Branch Local Pipeline
Pressure Regulating Box
Valve
CNG/LNG Trucks
Pressure Regulating and Storage Station
Industrial Customers
Residential Customers
Commercial Customers

Growing Geographic Presence

Presence in 5 provinces

Over 100,000 connected households by end of 2007

Exclusive concession rights in 24 cities with addressable market in excess of 730,000 households

Low penetration rates provide organic growth opportunities



Currently with Sino Gas Distribution System
Sino Gas Distribution System in Three Years
Jilin
Inner Mongolia
Beijing
Liaoning
Tianjin
Hebei
Shanxi
Shandong
Jiangsu
Anhui
Shanghai
Chongqing
Hubei
Jiangxi
Zhejiang
Hunan
Fujian
Guangdong
Hong Kong

Attractive Revenue Model

National Development and Reform Commission fixes wellhead price, pipeline transmission and purification charges

Connection fees

- Flat connection fee in 2007 averaged $290/household
- Commercial and industrial customers' connection fees are based on capacity on a m^3 per day basis
- Gross margin is approximately 75-80%



Third Quarter Ended
09/30/2007
Connection Fees
71%
Gas Sales
29%

Gas usage charges

- Based on actual usage on a per m^3 basis
- Over 90% of residential customers use pre-paid debit cards
- Additional fees from appliance sales and maintenance
- Gross margin is approximately 10-15%



Gross Margin
62%
60%
48%
2005
2006
3M07

Seasonality of Sino Gas Revenue

Connection Fees

- Most connection fees are recognized in Q3 and Q4, with Q4 historically the highest fees
- Most connection fees come from pipeline connections to residential condos, which correlate revenue to the level of new condo construction
- In our markets (North China), construction halts in winter (December-early March). Developers start construction in late March and complete in November or December

Gas Usage

- Gas consumption in North China is historically higher in winter months and lower in summer months because of winter heating demands

Sino Gas Competitive Advantages

- Long term supply contracts for natural gas
- Patented proprietary technology for low cost NG compression and transportation
- Access to international capital markets
- Experienced management with solid industry background

Well Defined Growth Strategy

Focus on small and mid-size cities granting exclusive franchises

Expand into other natural gas related businesses


To expand the number of cities under management to approximately 50-60 in the next 3-5 years

Secure long term natural gas contracts

Leverage capital markets to expand piped gas distribution network and make accretive acquisitions

Experienced Management Team

- **Mr. Liu Yu-Chuan, President and CEO**
  - More than 20 years of management experience in the natural gas industry
  - Previous Chief of R&D at Petro China and Chairman and General Manager of Langfang Keyou Petroleum and Natural Gas Development Co., Ltd.

- **Mr. Zhou Zhi-Cheng, COO**
  - Appointed Sino Gas Chief Operating Officer on October 19, 2006
  - Previous Director and General Manager of Beijing Chenguang Gas Co., Ltd.
  - Prior General Manager of Beijing Zhong Ran Xiang Ke Petroleum and Oil Technology Co., Ltd.

- **Mr. Vincent Hu, CFO**
  - Previous Greater China Finance Director for Kinkos in FedEx Group
  - Was in charge of finance for DuPont Corporation (China) Beijing Branch and a senior accountant in Lucent Technology Co. (China)
  - An affiliate of the British Association of Charted Certified Accountant (ACCA)

Financial Highlights

- Over $10.9 million sales in 9M07
- Net income margin of 30% in 9M07
- Over 62.8% sales growth in 3Q07 versus 3Q06
- Over 36.5% earnings growth in 3Q07 versus 3Q06

Robust Revenue Growth

Revenues (million)


20
15
10
5
0
$4.3
$10.9
$10.9
$20.0
2004
2005
2006
2007*

* Unaudited management estimate

Profitable Business Model


Net Income (million)
Net Income
Net Margin
8
7
6
5
4
3
2
1
0
60%
50%
40%
30%
20%
10%
0%
31.0%
$1.3
52.3%
$5.7
47.5%
$5.2
$7.9
39.5%
2004
2005
2006
2007 *

* Unaudited management estimate

Income Statement Summary

($ in thousands)	9 mo. 2007	2006	2005	2004
		Year Ended December 31		
Revenues	$10,887	$10,871	$10,907	$4,329
Operating expenses	1,687	1,319	1,011	390
Operating income	3,503	5,230	5,801	793
Net income applicable to common	3,255	5,166	5,702	1,343
EPS (fully diluted)	0.17	0.32	0.40	0.07
Number of fully diluted shares	19,573,911	16,085,778	14,361,646	

Source: Company SEC filings

Balance Sheet Summary

($ in thousands)	9 mo. 2007	2006	2005	2004
		Year Ended December 31		
Cash and Cash Equivalents	$16,474	$3,639	$571	$668
Total Current Assets	25,787	15,249	9,163	2,961
Total Assets	59,401	33,883	18,316	8,672
Total Current Liabilities	12,912	8,476	5,690	2,016
Total Stockholder's Equity	46,490	25,407	12,626	6,656
Total Liabilities & Stockholder's Equity	$59,401	$33,883	$18,317	$8,672

Source: Company SEC filings

Attractive Valuation

Name	Symbol	Market Cap (US$ Mn)	Homes Connected	Gas Sold (Mn m3)	P/E (ttm)	EV/EBITDA (2006)	P/B (2006)	EBITDA Margin (2006)	Net Margin (2006)
Sino Gas Int'l Holdings**	SGAS	105	100,000	26	13x	15.5x	2.1x	51.5%	47.5%
Xinao Gas Holdings Ltd*	SEHK: 2688	1,508	2,458,735	1,328	32x	17.8x	2.0x	25%	16%
Towngas China*	SEHK: 1083	1,191	1,333,600	1,264	NM	78.5x	3.2x	5.3%	-9.7%
China Gas*	SEHK: 0384	1,314	1,349,782	358	53x	52.2x	4.0x	43%	25%
Zhengzhou Gas Co. Ltd*	SEHK: 3928	255	629,016	286	15x	11.1x	2.0x	22%	15%
Average		868.53	1,397,672	809	33.3x	34.8x	2.5x	30%	15%

*Source: *First Call Research 2006, **Company SEC Filings and Reuters*

Investment Highlights

- Fast growing player in the expanding Chinese gas distribution industry
- Long term access to natural gas supplies
- Multi-year growth opportunity
- Experienced management
- Strong financial condition
- Attractive valuation

Thank You

Sino Gas International Holdings Headquarters

Beijing Zhongran Weiye Gas Co., Ltd.
Room 2008, Tower A, Caizhi Int'l Building
No. 18 Zhongguancun Dong Street
Haidian District, Beijing 100083
People's Republic of China

Tel: +(86) 10 8260 0040
http://www.sino-gas.com



